EXHIBIT 10.1


                     AMENDMENT NO. 3 TO THE CREDIT AGREEMENT

                                               Dated as of February 8, 2005

     AMENDMENT NO. 3 TO THE CREDIT AGREEMENT (this "Amendment") referred to below by and between AVADO BRANDS, INC., a Georgia corporation and debtor-in-possession in the Chapter 11 Cases ("Avado"), on its own behalf and on behalf of the other Borrowers, the Lenders parties hereto and DDJ CAPITAL MANAGEMENT, LLC, as Administrative Agent and Collateral Agent for the Lenders.

                             PRELIMINARY STATEMENTS:

     (1) Avado and certain of Avado's Subsidiaries, each of which is a debtor-in-possession in the Chapter 11 Cases (as defined in the Credit Agreement), the Lenders, the Administrative Agent, and the Collateral Agent have entered into the Post-Petition Credit Agreement, dated as of February 11, 2004 (as amended or otherwise modified by the First Amendment, dated as of March 9, 2004, the Letter Amendment, dated as of April 9, 2004, the Waiver, dated as of August 26, 2004, the Extension of Waiver, dated as of September 10, 2004, and the Second Amendment, dated as of September 22, 2004, the "Credit Agreement"). Capitalized terms used herein and not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

     (2) The Borrowers, the Agent and the Lenders have agreed to amend the Credit Agreement as hereinafter set forth.

     SECTION 1. Amendments to the Credit Agreement.

     (a) Section 2.05 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

     "Section 2.05. Optional Exit Financing. The Borrowers, the Agents and the Lenders (or any of them) may agree (which agreement may be withheld in each parties' sole and absolute discretion) that the Agents and the Lenders (or any of them) provide exit financing, which exit financing will have such terms as agreed among the Borrowers, the Agents and the Lenders (or any of them) in good faith. Without limiting the parties discretion with respect to any such financing, such exit financing could be, subject to the agreement thereto of the Borrowers, the Agents and the Lenders, an exit facility with similar terms as those provided in this Agreement (except that the terms set forth in Sections VII, VIII, IX, X, XI and XIV, which would be (without limiting the parties discretion with respect to any other matter) as agreed among the Borrowers, the Agents, the Lenders), could provide Liens on the assets of the Borrowers substantially similar to those provided in the Final Order, and could be for a term of 364 days following the effective date of a consensual plan of reorganization. For the avoidance of doubt, nothing in this Section 2.05 shall constitute a commitment by the Agents and the Lenders (or any of them) to provide financing to the Borrowers other than the Loans. This Section 2.05 shall not survive, and, if then in effect, shall terminate as of the earlier to occur of (x) the Loans have been indefeasibly paid in full and the Commitments have been irrevocably terminated and (y) the Commitment Termination Date.

     (b) Section 1.01 of the Credit Agreement is hereby amended as follows:

     (i) by deleting the definition of "Borrowing Base" in its entirety and replacing with the following definition:

     "Borrowing Base" means (i) $55,502,904, plus fifty percent (50%) of the amount by which the Borrowers' actual Cumulative Net Operating Cash Flow is greater than the amount of "Cumulative Net Operating Cash Flow" as shown on the Approved Budget, and less fifty percent (50%) of the amount by which the Borrowers' actual Cumulative Net Operating Cash Flow is less than the amount of "Cumulative Net Operating Cash Flow" shown on the Approved Budget for the period commencing on January 3, 2005 through the date of measurement, less (ii) the amount of any payments authorized by the Borrowers through Automated Clearing House, Inc. or similar electronic means which have not been paid or funded by a deposit to the Disbursement Account.

     (ii) by deleting the definition of "Commitment Termination Date" in its entirety and replacing with the following definition:

     "Commitment Termination Date" means the date that is the earliest to occur of (i) May 31, 2005; provided, however, if Avado's Plan of Reorganization is confirmed in the Bankruptcy Court on or before May 31, 2005, then the Commitment Termination Date shall be extended to June 15, 2005 with no additional fee paid by the Borrowers, (ii) the effective date of a joint plan of reorganization in the Chapter 11 Cases for substantially all the Borrowers or the effective date of a plan of reorganization for Avado, (iii) the date the Commitment is terminated in connection with an Event of Default pursuant to Section 11.01,
(iv) if no budget has been approved  pursuant to Section  7.01(d),the  thirtieth
(30th) day following the expiration of the Approved Budget, (v) the date of any determination to proceed with the sale or liquidation of any of the Borrowers without the consent of the Lenders other than pursuant to a sale or a plan that pays the Obligations in full in cash and terminates the Commitment, or (vi) the date designated by Avado on behalf of the Borrowers in a notice to the Administrative Agent as the date on which the Borrowers intend to voluntarily terminate the Commitments pursuant to Section 3.01(a)(ii) and pay the Obligations in full.

     (c) Section 10.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

     "Section 10.01. Cash Flow.

     (a) The Borrowers shall have Don Pablo's EBITDA for each measurement period specified below of not less than the amount specified below with respect to each such measurement period.

 -------------------------------------- --------------------------------------
 Measurement Period:                                       Minimum
                                                     Don Pablo's EBITDA
 -------------------------------------- --------------------------------------
 Fiscal month ended August 22, 2004                     $1,899,000
 -------------------------------------- --------------------------------------
 Two fiscal month period ending September 26, 2004      $4,222,000
 -------------------------------------- --------------------------------------
 Measurement Period consisting of the rolling              Minimum
     three fiscal month period ending:               Don Pablo's EBITDA
 -------------------------------------- --------------------------------------
 October 24, 2004                                       $5,758,000
 -------------------------------------- --------------------------------------
 November 21, 2004                                      $5,729,000
 -------------------------------------- --------------------------------------
 January 2, 2005                                        $6,942,000
 -------------------------------------- --------------------------------------

     (b) The Borrowers shall have Hops EBITDA for each measurement period specified below of not less than the amount specified below with respect to each such measurement period.

--------------------------------------- --------------------------------------
Measurement Period:                                       Maximum
                                                     Hops EBITDA Losses
--------------------------------------- --------------------------------------
Fiscal month ending September 26, 2004                   $500,000
--------------------------------------- --------------------------------------
Two fiscal month period ending October 24, 2004          $540,000
--------------------------------------- --------------------------------------
Measurement Period consisting of the rolling              Maximum
    three fiscal month period ending:                Hops EBITDA Losses
--------------------------------------- --------------------------------------
November 21, 2004                                        $630,000
--------------------------------------- --------------------------------------
January 2, 2005                                          $85,000
--------------------------------------- --------------------------------------

     (c) The Borrowers shall have a minimum combined Don Pablo's EBITDA and Hops EBITDA for each measurement period specified below of not less than the amount specified below with respect to each such measurement period.

--------------------------------------- --------------------------------------
Measurement Period:                                       Minimum
                                               Don Pablo's and Hop's EBITDA
--------------------------------------- --------------------------------------
Fiscal month ended January 30, 2005                      $1,000,000
--------------------------------------- --------------------------------------
Two fiscal month period ending February 27, 2005         $2,739,000
--------------------------------------- --------------------------------------
Measurement Period consisting of the rolling              Minimum
three fiscal month period ending:              Don Pablo's and Hop's EBITDA
--------------------------------------- --------------------------------------
April 3, 2005                                            $5,406,000
--------------------------------------- --------------------------------------
May 1, 2005                                              $6,316,000
--------------------------------------- --------------------------------------
May 29, 2005                                             $6,932,000
--------------------------------------- --------------------------------------
July 3, 2005                                             $7,237,000
--------------------------------------- --------------------------------------

     (d) (i) The Borrowers shall have 2004 G&A EBITDA Expense for each measurement period specified below of not more than the amount specified below with respect to each such measurement period.

--------------------------------------- --------------------------------------
Measurement Period:                                       Maximum
                                                   2004 G&A EBITDA Expense
--------------------------------------- --------------------------------------
Fiscal month ended August 22, 2004                       $1,620,000
--------------------------------------- --------------------------------------
Two fiscal month period ending September 26, 2004        $3,597,000
--------------------------------------- --------------------------------------
Measurement Period consisting of the rolling              Maximum
three fiscal month period ending:                   G&A EBITDA Expense
--------------------------------------- --------------------------------------
October 24, 2004                                         $5,300,000
--------------------------------------- --------------------------------------
November 21, 2004                                        $5,311,000
--------------------------------------- --------------------------------------
January 2, 2005                                          $5,600,000
--------------------------------------- --------------------------------------

     (ii) The Borrowers shall have 2005 G&A EBITDA Expense for each measurement period specified below of not more than the amount specified below with respect to each such measurement period.

--------------------------------------- --------------------------------------
Measurement Period:                                       Maximum
                                                   2005 G&A EBITDA Expense
--------------------------------------- --------------------------------------
Fiscal month ended January 30, 2005                      $1,660,000
--------------------------------------- --------------------------------------
Two fiscal month period ending February 27, 2005         $3,430,000
--------------------------------------- --------------------------------------
Measurement Period consisting of the rolling              Maximum
three fiscal month period ending:                   G&A EBITDA Expense
--------------------------------------- --------------------------------------
April 3, 2005                                            $5,617,000
--------------------------------------- --------------------------------------
May 1, 2005                                              $5,798,000
--------------------------------------- --------------------------------------
May 29, 2005                                             $5,763,000
--------------------------------------- --------------------------------------
July 3, 2005                                             $5,579,000
--------------------------------------- --------------------------------------


     (d) Section 10.03 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

     "Section 10.03. Repairs and Maintenance/Capital Expenditures.

     (a) The Borrowers shall have Repairs and Maintenance/Capital Expenditures (as defined below) made in ordinary course for each measurement period specified below of not more than the amount specified below with respect to such measurement period.

------------------------------------------ ----------------------------------
Measurement Period:                                       Maximum
                                                        Repairs and
                                                    Maintenance/Capital
                                                       Expenditures
------------------------------------------ ----------------------------------
Fiscal month ending September 26, 2004                    $875,000
------------------------------------------ ----------------------------------
Two fiscal month period ending October 24, 2004         $1,574,000
------------------------------------------ ----------------------------------
Three fiscal month period ending November 21, 2004      $2,210,000
------------------------------------------ ----------------------------------
Three fiscal month period ending January 5, 2005        $3,147,000
------------------------------------------ ----------------------------------
Fiscal month ended January 30, 2005                     $1,648,000
------------------------------------------ ----------------------------------
Two fiscal month period ending February 27, 2005        $3,253,000
------------------------------------------ ----------------------------------
Three fiscal month period ending April 3, 2005          $4,477,000
------------------------------------------ ----------------------------------
Four fiscal month period ending May 1, 2005             $5,538,000
------------------------------------------ ----------------------------------
Five fiscal month period ending May 29, 2005            $6,451,000
------------------------------------------ ----------------------------------
Six fiscal month period ending July 3, 2005             $7,248,000
------------------------------------------ ----------------------------------

     Notwithstanding the foregoing, the Borrowers shall not make or commit to make, or permit any of their Subsidiaries to make, any Repair and Maintenance/Capital Expenditure (including, without limitation, any lease) that is not in the ordinary course of such Borrower's business unless the Borrowers have received the prior written consent of the Lenders, which consent may be granted or withheld in the sole discretion of the Lenders, provided that the Borrowers shall not be obligated to obtain the Lenders consent with respect to any Repair and Maintenance/Capital Expenditure (or any commitment to make any Repair and Maintenance/Capital Expenditure) outside the ordinary course of business if such Repair and Maintenance/Capital Expenditure, together with all other Repair and Maintenance/Capital Expenditures for (or made with respect to) a single Restaurant does not exceed $15,000.

     (b) Nothing in this Section 10.03 is or shall be deemed to constitute the consent of any Agent or Lender, to any commitment, agreement or other obligation to make, or the making of, any Repair and Maintenance/Capital Expenditure, with respect to any project or program, including, without limitation, Hops City Grill Re-image #2, Hops City Grill Re-image #3, any remodeling of any restaurants, or the opening of (or any investment related to opening) new restaurants for which the Borrowers have not received express written consent from the Lenders. For the avoidance of doubt, acceptance by the Agents and the Lenders (or any of them) of any budget or forecast that includes any such Repair and Maintenance/Capital Expenditure shall not be (and shall not be deemed to be) the consent of the Lenders for any such Repair and Maintenance/Capital Expenditure. For the further avoidance of doubt, any Capital Expenditure made in connection with any damage on account of hurricane or other natural phenomenon is and shall be subject to the restrictions of this Section 10.03(b) of the Credit Agreement, as amended hereby.

     (c) Repairs and Maintenance/Capital Expenditures made in connection with any damage on account of hurricanes Charley and Francis shall not exceed $320,000 in the aggregate, which shall be in addition to the amount permitted under Section 10.03(a). Any Repair and Maintenance/Capital Expenditure made in connection with any damage on account of other hurricanes or other natural phenomenon is and shall be subject to the restrictions of Section 10.03(b), unless the Borrower shall have received express written consent from the Lenders related to such expenditures."

     (d) Section 10.04 of the Credit Agreement is hereby amended to (i) delete therefrom clause (e) (the definition for "G&A EBITDA Expense") and to add to such Section 10.04 the following new clauses (e) and (f), which shall read as follows:

     "2004 G&A EBITDA Expense" shall mean the consolidated G&A expenses of the Borrowers and their Subsidiaries for those expenses (including of the type and within the category) identified on the "2004 G&A Budget", which budget is attached as Exhibit A to Amendment No. 2, dated as of September 22, 2004, to this Agreement. For the avoidance of doubt, "2004 G&A EBITDA Expense" shall be a reference to the "Avado Consolidated" "Actual / Forecast" figure identified on such 2004 G&A Budget.

     (f) "2005 G&A EBITDA Expense" shall mean the consolidated G&A expenses of the Borrowers and their Subsidiaries for those expenses (including of the type and within the category) identified on the "2005 G&A Budget", which budget is attached as Exhibit B to Amendment No. 3, dated as of [-], 2005, to this Agreement. For the avoidance of doubt, "2005 G&A EBITDA Expense" shall be a reference to the "Adjusted EBITDA" figure identified on such 2005 G&A Budget."

     (e) Exhibit H to the Credit Agreement is hereby amended and restated in its entirety to read as set forth on Exhibit C to this Amendment.

     SECTION 2. Conditions of Effectiveness. This Amendment shall be effective upon the first date upon which:

     (a) the Administrative Agent shall have received counterparts of this Amendment executed and delivered by each of the parties hereto

     (b) the Borrowers shall have paid to the Administrative Agent for the ratable accounts of the Lenders, an amendment fee in the amount of $450,000;

     (c) the Administrative Agent shall have received the budgets of the Borrowers and their Subsidiaries identified in Section 3(f) below, in form and substance acceptable to it for the period ending July 3, 2005;

     (d) the  representations  and  warranties  of the  Borrowers  set  forth in
Section 3 below shall be true and correct; and

     (e) the  Bankruptcy  Court shall have approved this  Amendment.

     SECTION 3. Representations and Warranties of the Borrower. The Borrowers represent and warrant as follows:

     (a) Representations and Warranties. As of the date hereof and the date on which this Amendment shall first be effective (except where such representation and warranty expressly relates to a specific date, in which case, as of such specified date), after giving effect to this Amendment, each of the representations and warranties contained in Section 6.01 of the Credit Agreement and in the other Loan Documents is true and complete in all material respects.

     (b) No Defaults. As of the date hereof and the date on which this Amendment shall first be effective, no Default or Event of Default (other than the Cash Flow Covenant Default) has occurred and is continuing; after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing, nor will any Default or Event of Default result from the effectiveness of this Amendment or the transactions contemplated hereunder.

     (c) No Change in Condition. No Material Adverse Change has occurred since the date of the Borrowing immediately preceding the date of this Amendment.

     (d) No Authorizations, Etc. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution and delivery by the Borrowers of this Amendment.

     (e) Due Execution, Etc. This Amendment has been duly executed and delivered by the Borrowers. The other Loan Documents, as modified hereby, are the legal, valid and binding obligations of the Borrowers, enforceable against each Borrower in accordance with their respective terms.

     (f) Budget. Attached hereto as Exhibit A is a true and correct copy of the consolidated cash flow budget for the first six months of 2005. All costs and expenses (including, without limitation, all general and administrative costs and expenses) of the Borrowers are accurately represented in the financial information identified in the foregoing sentence and delivered to the Agents and the Lenders hereunder as Exhibit A hereto. By its signature hereto, the Administrative Agent hereby confirms that the budget attached hereto as Exhibit A constitutes an "Approved Budget" under the Credit Agreement.

     SECTION 4. Reference to and Effect on the Credit Agreement and the other Loan Documents.


     (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof' or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof' or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as modified by this Amendment.

     (b) The Credit Agreement, the Notes and each of the other Loan Documents, as specifically modified by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral described in the Loan Documents does and shall continue to secure the payment of all Obligations of the Borrowers under the Loan Documents.

     (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under the Credit Agreement or any other Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Documents other than as expressly set forth herein.

     SECTION 5. Costs, Expenses. The Borrowers agree, jointly and several, to pay on demand all costs and expenses of the Agents and the Lenders in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment (including, without limitation, the reasonable fees and expenses of counsel for the Agents) in accordance with the terms of Section
14.04 of the Credit Agreement.

     SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment. SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of The Commonwealth of Massachusetts.



                           [Signature page(s) follow.]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.



                           AVADO BRANDS, INC., on behalf of itself
                           and the other Borrowers



                           By:
                              ------------------------------------------------
                           Name:
                           Title:



                           DDJ CAPITAL MANAGEMENT, LLC, as Administrative Agent and Collateral Agent



                           By:
                              ------------------------------------------------
                              Name:
                              Title:


                           LENDERS:

                           B III-A CAPITAL PARTNERS, L.P.

                           By: GP III-A, LLC, its General Partner
                           By: DDJ Capital Management, LLC,
                           Manager


                           By:
                              ---------------------------------------------
                              Name:
                              Title:

                           B IV CAPITAL PARTNERS, L.P.

                           By: GP Capital IV, LLC, its General Partner
                           By: DDJ Capital Management, LLC,
                           Manager

                           By:
                              ---------------------------------------------
                              Name:
                              Title:

                           GMAM INVESTMENT FUNDS TRUST II - PROMARK ALTERNATIVE HIGH YIELD BOND FUND

                           By: DDJ Capital Management, LLC, on behalf of GMAM Investment Funds Trust II - Promark Alternative High Yield Bond Fund, in its capacity as investment manager


                           By:
                              ---------------------------------------------
                              Name:
                              Title:


                           THE OCTOBER FUND, LIMITED PARTNERSHIP

                           By: October GP, LLC, its General Partner
                           By:  DDJ Capital Management, LLC, Manager


                           By:
                              ---------------------------------------------
                              Name:
                              Title:


                                      S-2



     Exhibits and schedules to this agreement are not filed pursuant to Item 601(b)(2) of SEC Regulation S-K. By the filing of this Form 8-K, the Registrant hereby agrees to furnish supplementally a copy of any omitted exhibit or schedule to the Commission upon request.